THE STRONG
                                   ----------

                                    SCHAFER
                                 VALUE FUND II

                       =================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                       =================================

                               Table of Contents

Investment Review
   The Strong Schafer Value Fund II .......................................2

Financial Information
   Schedule of Investments in Securities ..................................5
   Statement of Assets and Liabilities ....................................6
   Statement of Operations ................................................7
   Statements of Changes in Net Assets ....................................8
   Notes to Financial Statements ..........................................9

Financial Highlights .....................................................10

Report of Independent Accountants ........................................11


                                 [STRONG LOGO]

                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 10207A99

                                   =============
                        THE STRONG SCHAFER VALUE FUND II
                        -----------=============--------

FUND
 HIGHLIGHTS

o For the fiscal year ended December 31, 1998, the Strong Schafer Value Fund II returned 2.18%, and the S&P 500 Stock Index (S&P 500) returned 28.58%.*

o The Fund bought more mid-cap stocks because they were generally cheaper than their large-cap counterparts. However, investors seeking safety from this year's uncertain market conditions favored large-cap stocks, which we continued to sell as they got more expensive.

o The Fund's holdings in the financial sector were adversely affected by exposure to weak foreign economies and sluggish earnings reports.

---------------------------------------

            AVERAGE ANNUAL
           TOTAL RETURN(1)

           As of 12-31-98

            1-year        2.18%

   Since Inception        1.10%
     (on 10-10-97)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS
            As of 12-31-98

SECURITY %                OF NET ASSETS

Petroleum Geo-Services
Sponsored ADR                      2.9%

UCAR International, Inc.           2.7%

FDX Corporation                    2.7%

Borg-Warner Automotive, Inc.       2.6%

Diamond Offshore Drilling, Inc.    2.6%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ David K. Schafer
David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

Since beginning my career in the investment industry over 30 years ago, this is the most difficult period I've experienced. We have stuck to our long-held discipline of selling stocks when they reach a price-to-earnings (P/E) ratio equal to or higher than that of the S&P 500. As investors fled to the perceived "safe haven" of large-cap stocks, the prices and P/E ratios of those stocks rose steadily. During the reporting period, we sold Progressive Corp., Northern Trust, and SBC Communications--all large-caps--for that reason. As we sold our large-cap holdings, we replaced them mostly with mid-cap stocks, which are currently carrying P/Es well below market levels.

Not only do these mid-cap companies trade more cheaply than their large-cap counterparts, they typically have better near-term earnings growth prospects coupled with less exposure to foreign economies than most large-cap companies. Unfortunately, thus far, low valuations haven't led to outperformance. It is possible that struggling foreign economies may not get worse, but it could be a long time before things really start improving for many of the involved countries and the companies that do business there. We sold Cummins Engine and Asia Pulp & Paper, both companies with significant sales to Asia, for this reason. The changes we have made to our

                                       -----------------------------------------

                                                 THE CHANGES WE HAVE

                                                MADE TO OUR PORTFOLIO

                                                  LINK IT MUCH MORE

                                                   CLOSELY TO THE

                                                 ECONOMY OF THE U.S.,

                                                 ONE OF THE STRONGEST

                                                     IN THE WORLD.

                                       -----------------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

portfolio link it much more closely to the economy of the U.S., one of the strongest in the world.

Another factor that had significant influence on the Fund's performance was our large holding in the energy sector. Our energy stocks were adversely affected by a sharp decline in the demand for oil, coupled with the decline in the price of the commodity.

Looking forward, we think the market will continue to react in a volatile manner to economic news. We think the long-running neglect of small- and mid-cap stocks by investors may soon begin to reverse. We are positioned very well to take advantage of such a change in investor sentiment should it begin. The low prices at which we now hold our stocks, combined with their strong forecast earnings growth, make this one of the cheapest portfolios we have ever owned relative to the market.

Thank you for your continued faith and perseverance during this very trying period. We remain committed to helping you achieve your long term investment goals.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-10-97 to 12-31-98

                THE STRONG                           Lipper Growth
              SCHAFER VALUE          S&P 500         & Income Funds
                 FUND II              Index*             Index*

      9-97        10,000              10,000             10,000
     12-97         9,918              10,071             10,209
      3-98        10,720              11,476             11,373
      6-98        10,004              11,855             11,395
      9-98         7,817              10,676              9,974
     12-98        10,135              12,950             11,596


This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.



YOUR FUND'S
 APPROACH

THE STRONG SCHAFER VALUE FUND II USES A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. THE MANAGER'S FOCUS IS TO SCRUTINIZE THESE PROSPECTS CAREFULLY. THE FUND USES THIS APPROACH TO PURSUE LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o An overall healthy domestic economy led to the strong performance of the S&P 500 throughout the 12-month period.

o The S&P 500's return masks an important split in the market. Investors pursued safety in well-known, large-cap companies while selling small- and mid-cap stocks. In the last year, the largest 20 growth companies in the S&P 500 comprised more than 50% of the index's total gains.

o Asian economic troubles that started during the fourth quarter of 1997 had a negative affect in 1998 on stock markets and economies around the world, including the U.S.


=============================================================================================================
     PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS OF 12-31-98 (UNAUDITED)
=============================================================================================================

                                       CLOSING PRICE       EARNINGS PER SHARE      PRICE/EARNINGS RATIO
SECURITY                                 (12-31-98)      1997A    1998E   1999E      1998E     1999E
-------------------------------------------------------------------------------------------------------------
R & B Falcon Corp                         $ 7.56         $1.29    $1.19   $1.11       6.4       6.8
National Bank Of Canada                    16.12          1.89     2.09    2.28       7.7       7.1
Ucar International Inc                     17.81          3.07     2.27    2.05       7.8       8.7
Owens Corning                              35.44          3.00     3.55    4.00      10.0       8.9
New Holland                                13.69          2.60     1.93    1.50       7.1       9.1
Cleveland-Cliffs Inc                       40.31          4.80     4.67    4.21       8.6       9.6
Harman International                       38.12          1.43     3.17    3.94      12.0       9.7
Northrop Grumman Corp                      73.12          6.10     6.70    7.55      10.9       9.7
PartnerRe Ltd                              45.75          4.48     4.08    4.60      11.2       9.9
Petroleum Geo-Svcs -Spon Adr               15.75          1.09     1.30    1.58      12.1      10.0
Armstrong World Inds Inc                   60.31          5.22     5.40    5.90      11.2      10.2
Old Republic Intl Corp                     22.50          1.88     2.10    2.20      10.7      10.2
Southdown Inc                              59.19          3.90     4.70    5.40      12.6      11.0
Sunoco Inc                                 36.06          2.84     2.62    3.24      13.8      11.1
Ford Motor Company                         58.69          4.86     5.20    5.16      11.3      11.4
Borg-Warner Automotive Inc                 55.81          4.31     3.99    4.86      14.0      11.5
Sears Roebuck & Co                         42.50          3.27     3.30    3.68      12.9      11.5
Lafarge Corp                               40.50          2.50     3.30    3.45      12.3      11.7
Diamond Offshore Drilling                  23.69          1.93     2.63    2.00       9.0      11.8
KLM Royal Dutch Air                        30.00          3.04     2.81    2.48      10.7      12.1
Philips Electronics                        67.69          4.60     3.96    5.50      17.1      12.3
BankAmerica Corp                           60.12          4.28     3.65    4.75      16.5      12.7
Champion Enterprises Inc                   27.37          1.45     1.92    2.15      14.3      12.7
Kansas City Power & Light                  29.62          1.77     2.19    2.29      13.5      12.9
Burlington Northern Santa Fe               34.25          2.00     2.40    2.60      14.3      13.2
Arrow Electronics Inc                      26.69          2.05     1.60    2.00      16.7      13.3
DaimlerChrysler                            96.06            NA     6.22    7.16      15.4      13.4
Storage Technology Corp                    35.69          1.88     2.04    2.65      17.5      13.5
Berkley Corp                               34.06          2.74     2.20    2.50      15.5      13.6
Chase Manhattan Corp                       71.00          4.20     4.40    5.00      16.1      14.2
SLM Holding Corp                           48.00          2.80     2.75    3.35      17.5      14.3
Paine Webber Group Inc                     38.62          3.00     2.65    2.70      14.6      14.3
Avnet Inc                                  60.50          4.03     3.82    4.22      15.9      14.4
IBP Inc                                    29.12          1.25     2.04    1.90      14.3      15.3
Western Resources Inc                      33.25         (0.48)    2.58    2.21      12.9      15.0
Summit Bancorp                             43.69          2.09     2.65    2.85      16.5      15.3
May Department Stores Co                   60.37          2.85     3.42    3.77      17.6      16.0
Merrill Lynch & Co                         66.75          4.83     3.50    4.15      19.1      16.1
Wells Fargo Company                        39.94          1.48     1.80    2.25      22.2      17.8
Mellon Bank Corp                           68.75          2.90     3.25    3.60      21.2      19.1
Phillips Petroleum Co                      42.62          3.46     1.66    2.20      25.7      19.4
FDX Corp.                                  89.19          2.25     3.88    4.31      23.0      20.7
Kansas City Southern Inds                  49.19          1.30     1.85    2.10      26.6      23.4

S&P 500 INDEX:                         $1,229.00        $45.36   $45.46  $47.17      27.0      26.1
STRONG SCHAFER VALUE FUND II AVERAGES                                                14.3      12.9
% DISCOUNT                                                                          -47.0%    -50.5%

A=ACTUAL    E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                          STRONG SCHAFER VALUE FUND II
================================================================================
                                                   Shares or
                                                   Principal       Value
                                                     Amount       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 97.4%
Aerospace & Defense 2.4%
Northrop Grumman Corporation                         1,300        $ 95,062

Airline 5.1%
FDX Corporation (b)                                  1,200         106,800
KLM Royal Dutch Airlines                             3,300          99,000
                                                                  --------
                                                                   205,800

Auto & Truck Parts 2.6%
Borg-Warner Automotive, Inc.                         1,900         106,044

Automobile 3.8%
DaimlerChrysler AG (b)                                 900          86,456
Ford Motor Company                                   1,100          64,556
                                                                  --------
                                                                   151,012

Banks 12.9%
BankAmerica Corporation                              1,200          72,150
The Chase Manhattan Corporation                      1,350          91,884
Mellon Bank Corporation                              1,300          89,375
National Bank of Canada                              4,900          78,490
Summit Bancorp                                       2,100          91,744
Wells Fargo Company                                  2,400          95,850
                                                                  --------
                                                                   519,493

Brokerage 6.1%
Kansas City Southern Industries, Inc.                1,700          83,619
Merrill Lynch & Company, Inc.                        1,000          66,750
Paine Webber Group, Inc.                             2,500          96,562
                                                                  --------
                                                                   246,931

Building Materials 6.9%
Lafarge Corporation                                  2,400          97,200
Owens Corning                                        2,200          77,962
Southdown, Inc.                                      1,700         100,619
                                                                  --------
                                                                   275,781

Computer Equipment & Service 1.9%
Storage Technology Corporation (b)                   2,100          74,681

Electric Utilities 4.7%
Kansas City Power & Light Company                    3,300          97,762
Western Resources, Inc.                              2,800          93,100
                                                                  --------
                                                                   190,862

Electronic Parts Distribution 6.4%
Arrow Electronics, Inc. (b)                          3,100          82,731
Avnet, Inc.                                          1,300          78,650
Philips Electronics NV ADR                           1,400          94,763
                                                                  --------
                                                                   256,144

Food 1.8%
IBP, Inc.                                            2,500          72,813

Housing Related 6.5%
Armstrong World Industries, Inc.                     1,100          66,344
Champion Enterprises, Inc. (b)                       3,500          95,813
Harman International Industries, Inc.                2,600          99,125
                                                                  --------
                                                                   261,282

Insurance 7.4%
W.R. Berkley Corporation                             2,900          98,781
Old Republic International Corporation               4,600         103,500
PartnerRe, Ltd.                                      2,100          96,075
                                                                  --------
                                                                   298,356

Machinery - Agriculture 2.5%
New Holland NV                                       7,400         101,288

Metals & Mining 4.4%
Cleveland-Cliffs, Inc.                               1,700          68,531
UCAR International, Inc. (b)                         6,100         108,656
                                                                  --------
                                                                   177,187

Oil 4.8%
Phillips Petroleum Company                           2,200          93,775
Sunoco, Inc.                                         2,800         100,975
                                                                  --------
                                                                   194,750

Oil Well Equipment & Service 8.0%
Diamond Offshore Drilling, Inc.                      4,400         104,225
Petroleum Geo-Services Sponsored ADR (b)             7,300         114,975
R&B Falcon Corporation (b)                          13,400         102,175
                                                                  --------
                                                                   321,375

Personal & Commercial Lending 2.4%
SLM Holding Corporation                              2,000          96,000

Railroad 2.4%
Burlington Northern Santa Fe Corporation             2,900          97,875

Retail - Department Store 4.4%
May Department Stores Company                        1,300          78,488
Sears, Roebuck & Company                             2,300          97,750
                                                                  --------
                                                                   176,238
--------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $3,741,509)                            3,918,974
--------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.2%
COMMERCIAL PAPER
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 5.17%   $    100             100
General Mills, Inc., 5.23%                         119,600         119,600
Pitney Bowes Credit Corporation, 5.23%              14,100          14,100
Wisconsin Corporate Central Credit Union, 5.30%    155,200         155,200
--------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $289,000)                       289,000
--------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $4,030,509) 104.6%         4,207,974
Other Assets and Liabilities, Net (4.6%)                          (185,991)
--------------------------------------------------------------------------
NET ASSETS 100.0%                                               $4,021,983
==========================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                              Strong Schafer
                                                              Value Fund II
                                                              --------------
ASSETS:
  Investments in Securities, at Value (Cost of $4,030,509)      $4,207,974
  Dividends and Interest Receivable                                  4,830
  Other Assets                                                       8,030
                                                                ----------
  Total Assets                                                   4,220,834

LIABILITIES:
  Payable for Securities Purchased                                 190,792
  Accrued Operating Expenses and Other Liabilities                   8,059
                                                                ----------
  Total Liabilities                                                198,851
                                                                ----------
NET ASSETS                                                      $4,021,983
                                                                ==========

NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                 $3,681,833
  Accumulated Net Investment Income                                    292
  Accumulated Net Realized Gain                                    162,386
  Net Unrealized Appreciation                                      177,472
                                                                ----------
  Net Assets                                                    $4,021,983
                                                                ==========

Capital Shares Outstanding (Unlimited Number Authorized)           399,191

NET ASSET VALUE PER SHARE                                           $10.08
                                                                    ======



                       See Notes to Financial Statements.
6

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                                         Strong Schafer
                                                         Value Fund II
                                                         --------------

INCOME:
  Interest                                                  $  3,799
  Dividends                                                   22,188
                                                            --------
  Total Income                                                25,987
EXPENSES:
  Investment  Advisory  Fees                                  13,864
  Custodian  Fees                                              3,105
  Shareholder  Servicing  Costs                                3,172
  Reports  to  Shareholders                                    2,446
  Professional Fees                                            7,224
  Other                                                        1,567
                                                            --------
  Total Expenses before Waivers                               31,378
  Expense Waivers by Advisor                                 (14,782)
                                                            --------
  Expenses, Net                                               16,596
                                                            --------
NET INVESTMENT INCOME                                          9,391

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
    Investments                                              165,386
    Foreign Currencies                                            (3)
                                                            --------
    Net Realized Gain                                        165,383
  Change in Unrealized Appreciation/Depreciation on:
    Investments                                              174,766
    Foreign Currencies                                             7
                                                            --------
    Net Change in Unrealized Appreciation/Depreciation       174,773
                                                            --------
NET GAIN                                                     340,156
                                                            --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $349,547
                                                            ========



                       See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------

                                                                Strong Schafer Value Fund II
                                                             ------------------------------------

                                                               Year Ended            Year Ended
                                                              Dec. 31, 1998         Dec. 31, 1997
                                                              -------------         -------------
                                                                                      (Note 1)
OPERATIONS:
  Net Investment Income                                        $    9,391             $    890
  Net Realized Gain (Loss)                                        165,383               (2,998)
  Net Change in Unrealized Appreciation/Depreciation              174,773                2,699
                                                               ----------             --------
  Net Increase in Net Assets Resulting from Operations            349,547                  591

DISTRIBUTIONS:
  From Net Investment Income                                       (9,099)                (890)
  In Excess of Net Investment Income                                   --                 (426)
                                                               ----------             --------
  Total Distributions                                              (9,099)              (1,316)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                     3,118,810              705,151
  Proceeds from Reinvestment of Distributions                       9,099                1,316
  Payment for Shares Redeemed                                    (151,053)              (1,063)
                                                               ----------             --------
  Net Increase in Net Assets from Capital Share Transactions    2,976,856              705,404
                                                               ----------             --------
TOTAL INCREASE IN NET ASSETS                                    3,317,304              704,679

NET ASSETS:
  Beginning of Year                                               704,679                   --
                                                               ----------             --------
  End of Year                                                  $4,021,983             $704,679
                                                               ==========             ========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            341,863               71,125
  Issued in Reinvestment of Distributions                             931                  136
  Redeemed                                                        (14,752)                (112)
                                                               ----------             --------
  Net Increase in Shares of the Fund                              328,042               71,149
                                                               ==========             ========


                                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998


1.   ORGANIZATION
     Strong Schafer Value Fund II commenced operations on October 10, 1997, and is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1998, approximately 70% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

     (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (E) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (F) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. During 1998, the Fund's Advisor voluntarily waived expenses of $10,506. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

--------------------------------------------------------------------------------
December 31, 1998

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor and unaffiliated directors' fees, excluding the effects of waivers and reimbursements, for the year then ended were $7,932, $211 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long term securities for the year ended December 31, 1998 were $3,887,959 and $1,012,175, respectively.

6.   INCOME TAX INFORMATION
     At December 31, 1998, the cost of investments in securities for federal income tax purposes was $4,031,027. Net unrealized appreciation of securities was $176,947, consisting of gross unrealized appreciation and depreciation of $371,718 and $194,771, respectively.


FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND II
-------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended
                                                                                -----------------

SELECTED PER-SHARE DATA(a)                                                        1998    1997(b)
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $ 9.90    $10.00
Income From Investment Operations
  Net Investment Income                                                           0.03      0.01
  Net Realized and Unrealizes Gains (Losses) on Investments                       0.18     (0.09)
  -----------------------------------------------------------------------------------------------
  Total from Investment Operations                                                0.21     (0.08)
Less Distributions
  From Net Investment Income                                                     (0.03)    (0.01)
  In Excess of Net Investment Income                                                --     (0.01)
  -----------------------------------------------------------------------------------------------
  Total Distributions                                                            (0.03)    (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $10.08     $9.90
=================================================================================================

RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
  Total Return                                                                   +2.2%     -0.8%
  Net Assets, End of Period (In Thousands)                                      $4,022      $705
  Ratio of Expenses to Average Net Assets                                         1.2%      1.5%*
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions         2.0%      1.5%*
  Ratio of Net Investment Income to Average Net Assets                            0.7%      0.7%*
  Portfolio Turnover Rate                                                        73.3%      3.1%


*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from October 10, 1997 (inception) to December 31, 1997. Total return and portfolio turnover rate are not annualized.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of the Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Schafer Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Value Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 4, 1999



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